Epiphany FFV Fund

Class A shares: EPVNX

Class I shares: EPVCX

Epiphany FFV Strategic Income Fund

Class A shares: EPIAX

Class I shares: EPICX

each a series of the Epiphany Funds (the “Trust”)

Supplement dated October 1, 2017

to the Funds’ Statement of Additional Information (“SAI”) dated May 30, 2017

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1.

Change in Advisory Fee

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Effective October 1, 2017, the FFV Fund’s Management Fee is lowered to 0.70% and the FFV Strategic Income Fund’s Management Fee is lowered to 0.45%.  In connection with these changes to the Management Fee, the second paragraph on page 23 of the SAI is deleted and replaced as follows:

Under the terms of the management agreement (the “Agreement”), the Adviser, subject to the supervision of the Board of Trustees of the Trust, provides or arranges to be provided to the Funds such investment advice as its deems advisable and will furnish or arrange to be furnished a continuous investment program for the Funds consistent with the Funds’ investment objective and policies.  As compensation for its management services, each Fund is obligated to pay the Adviser a fee computed and accrued daily and paid monthly in arrears currently at an annual rate of 0.70% of the average daily net assets of the Epiphany FFV Fund and a rate of 0.45% for the Epiphany FFV Strategic Income Fund.  The Adviser has agreed to lower the advisory fees to 0.60% and 0.35%, respectively, for each of the Epiphany FFV Fund and Epiphany FFV Strategic Income Fund when the respective Fund exceeds $30 million in assets.  Prior to October 1, 2017, the advisory fees were 0.75% and 0.50% for the Epiphany FFV Fund and FFV Strategic Income Fund, respectively. For the fiscal year ended October 31, 2014, the Adviser accrued $205,648 and $79,940 in advisory fees for the FFV Fund and FFV Strategic Income Fund, respectively.  For the fiscal year ended October 31, 2014, the Adviser waived $28,886 and $75,814 in fees for the FFV Fund and FFV Strategic Income Fund, respectively.  For the fiscal year ended October 31, 2015, the Adviser earned $232,872 and $101,710 in advisory fees, of which $53,911 and $83,083, respectively, were waived for the FFV Fund and FFV Strategic Income Fund.  For the fiscal year ended October 31, 2016, the Adviser earned $214,327 and $124,609 in advisory fees, of which $51,068 and $65,118, respectively, were waived for the FFV Fund and FFV Strategic Income Fund.

2.

FFV Fund Portfolio Managers

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Effective October 1, 2017 Daniel B. Mulvey will serve as portfolio manager of the FFV Fund.  All references to Mr. Mulvey in the SAI are updated to reflect that he is a portfolio manager for both the Epiphany FFV Fund and Epiphany FFV Strategic Income Fund

3.

Appointment of New Chief Compliance Officer

The agreement with Adviser to provide a chief compliance officer has been terminated.  Effective October 1, 2017, Empirical Administration, LLC has been engaged to provide compliance services to the Trust, and Brandon Pokersnik is named Chief Compliance Officer of the Trust.

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The second paragraph under “MANAGEMENT OF THE FUNDS” on page 14 of the SAI is deleted and revised as follows:

Board Risk Oversight.   The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from Brandon Pokersnik in his role as Chief Compliance Officer at meetings and on an ad hoc basis, when and if necessary.  The Audit Committee considers financial and reporting risk within its area of responsibilities.  Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

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The following table on page 16 of the SAI is deleted and revised as follows:

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, as amended, and each officer of the Trust.

Name, Address and Age	Position(s) Held with the Fund	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[1]	Other Directorships Held by Trustee For the Last 5 Years
Samuel J. Saladino, III [2] 325 S. Mesquite St., Suite 104 Arlington, TX 76010 Age: 41	President, Chairman and Trustee	Indefinite/Dec. 2006 – present (Trustee since Sept. 2006)	Chief Executive Officer, Trinity Fiduciary Partners, LLC, investment adviser, since 2005.	2	None
Brandon Pokersnik 8000 Town Centre Drive, Suite 400, Broadview Heights, OH 44147 Age: 39	Chief Compliance Officer	Indefinite/ October , 2017 - present	Accountant, Mutual Shareholder Services, LLC, since 2008; Attorney Mutual Shareholder Services, LLC, since June 2016; Owner/President, Empirical Administration, LLC, since September 2012.	N/A	N/A
Bob Anastasi 8000 Town Centre Dr., Suite 400 Broadview Heights, OH 44147 Age: 42	Treasurer	Indefinite / November 2015-present	Vice-President, Mutual Shareholder Services, LLC since 2002. President, Bridge Mutual Fund Accounting Systems LLC, since 2008.	N/A	N/A

The following paragraph is added to the SAI following the “Fund Services” disclosure on page 28 of the SAI:

Compliance Services

Empirical Administration, LLC (“Empirical”), an affiliate of MSS and the Distributor, provides a Chief Compliance Officer to the Trust as well as related compliance services pursuant to a consulting agreement between Empirical and the Trust. Empirical’s compliance services consist primarily of reviewing and assessing the policies and procedures of the Trust and its service providers pertaining to compliance with applicable federal securities laws, including Rule 38a-1 under the 1940 Act. For the compliance services rendered to the Funds, the Funds pays Empirical a fee of $500 per month.

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You should read this Supplement in conjunction with the Funds’ Prospectuses and Statement of Additional Information dated May 30, 2017, and provide information that you should know about each Fund before investing.  The Funds’ Prospectus and Statement of Additional Information have each been filed with the Securities and Exchange Commission and are incorporated by reference.  Copies these documents may be obtained without charge by visiting www.epiphanyfunds.com or by calling 1-800-320-2185.